UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2014

INTERLINE BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-32380	03-0542659
(Commission File Number)	(IRS Employer Identification No.)

701 San Marco Boulevard, Jacksonville, Florida	32207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 421-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 26, 2014, Interline Brands, Inc., a Delaware corporation (the “Company”), directed that Wells Fargo Bank, National Association, as trustee under the indenture governing the Company’s 10%/10.75% Senior Notes due 2018 (the “Notes”), give a notice of the Company’s intent in accordance with the indenture governing the Notes (as supplemented to date, the “Indenture”), to redeem on December 30, 2014 (the “Redemption Date”) $80,000,000 of the $365,000,000 outstanding aggregate principal amount of the Notes at a redemption price of 105.000% of the outstanding aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid interest to the Redemption Date (the “Redemption Price”).

The redemption of the Notes and the payment of the Redemption Price on the Redemption Date are conditioned upon the amendment of the asset-based senior secured revolving credit facility, dated as of September 7, 2012 (as amended, the “ABL Facility”), among Interline Brands, Inc., a New Jersey corporation, and the other borrowers thereunder, the Company and the other loan parties thereunder, Bank of America, N.A., as administrative agent, and the lenders party thereto, to permit the borrowers thereunder to obtain additional revolver borrowings, upon the terms and conditions set forth in such amendment (the “Redemption Condition”). No assurance can be given that the amendment to the ABL Facility on which the Redemption is conditioned will be consummated.

The redemption of the Notes may not occur and the notice of redemption may be rescinded in the event that the Redemption Condition has not been satisfied by the Redemption Date.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

The statements contained in this report that are not historical facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, forward-looking statements. The Company has tried, whenever possible, to identify these forward-looking statements by using words such as “projects,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions. Similarly, statements herein that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals are also forward-looking statements. The risks and uncertainties involving forward-looking statements include, for example, economic slowdowns, general market conditions, credit market contractions, consumer spending and debt levels, natural or man-made disasters, adverse changes in trends in the home improvement and remodeling and home building markets, the failure to realize expected benefits from acquisitions, material facilities systems disruptions and shutdowns, the failure to locate, acquire and integrate acquisition candidates, commodity price risk, foreign currency exchange risk, interest rate risk, the dependence on key employees and other risks described in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 26, 2014 and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2013. These statements reflect the Company’s current beliefs and are based upon information currently available to it.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERLINE BRANDS, INC.

By:	/S/ FEDERICO J. PENSOTTI
	Name:	Federico L. Pensotti
	Title:	Chief Financial Officer

Date: November 26, 2014